UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2024, Phoenix Intermediate Holdings Inc. (“Holdings”) and Phoenix Guarantor Inc. (the “Borrower”), each a wholly-owned subsidiary of BrightSpring Health Services, Inc. (“BrightSpring”), entered into Amendment No. 9 (the “Amendment”) to the First Lien Credit Agreement, dated as of March 5, 2019 (as amended by the Technical Amendment, dated May 13, 2019, as supplemented by the Joinder Agreement, dated as of September 30, 2019, as amended by Amendment No. 1, dated as of January 30, 2020, as amended by the Joinder Agreement and Amendment No. 2, dated as of June 30, 2020, as amended by the Joinder Agreement and Amendment No. 3, dated as of October 7, 2020, as amended by Amendment No. 4, dated as of April 8, 2021, as amended by the Joinder Agreement and Amendment No. 5, dated as of April 16, 2021, as amended by the Joinder Agreement and Amendment No. 6, dated as of June 30, 2023, as amended by the Joinder Agreement and Amendment No. 7, dated as of February 21, 2024, and as amended by the Joinder Agreement and Amendment No. 8, dated as of September 17, 2024, the “Credit Agreement”, and as amended by the Amendment, the “Amended Credit Agreement”), by and among Holdings, the Borrower, the several lenders from time to time parties thereto and Morgan Stanley Senior Funding Inc., as administrative agent and collateral agent.

The Amendment provides for the establishment of a new tranche of term loans (the “Term Loans”) in an aggregate principal amount equal to $2,553,170,000, the proceeds of which will be used to refinance an equivalent amount of term loans outstanding under the Credit Agreement immediately before giving effect to the Amendment. The Term Loans mature on February 21, 2031, and the revolving loans that separately may be incurred from time to time under the Amended Credit Agreement mature on June 30, 2028.

Under the Amended Credit Agreement, loans outstanding under the Amended Credit Agreement bear interest on the outstanding unpaid principal amount at a rate per annum equal to either, at the Borrower’s option, a Term SOFR rate or a base rate, in each case plus an applicable margin. The applicable margin for the Term Loans is 2.50% per annum with respect to Term SOFR borrowings, and 1.50% per annum with respect to base rate borrowings. The applicable margin for revolving loans is (i) 3.25% per annum with respect to Term SOFR borrowings, and 2.25% per annum with respect to base rate borrowings when the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio (as defined in the Amended Credit Agreement) is greater than 4.00 to 1.00, (ii) 3.00% per annum with respect to Term SOFR borrowings, and 2.00% per annum with respect to base rate borrowings when the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio is less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00 and (iii) 2.75% per annum with respect to Term SOFR borrowings, and 1.75% per annum with respect to base rate borrowings when the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio is less than or equal to 3.50 to 1.00.

The Amended Credit Agreement contains customary negative covenants, including, but not limited to, restrictions on the Borrower and its restricted subsidiaries’ ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make acquisitions, loans, advances, or investments, pay dividends, sell or otherwise transfer assets, prepay or modify terms of certain junior indebtedness, enter into transactions with affiliates, or change their lines of business or fiscal year. In addition, with respect to revolving loans, the Borrower will not permit the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio (as defined in the Amended Credit Agreement) to be greater than 6.90 to 1.00, which shall be tested as of the end of the most recent quarter at any time when the aggregate amount of revolving loans exceed 35% of total revolving credit commitments.

The Borrower’s obligations under the Amended Credit Agreement are guaranteed by Holdings and by each of the Borrower’s direct and indirect wholly-owned material domestic restricted subsidiaries, subject to certain customary exceptions including, among other things, where providing such guarantees is not permitted by law, regulation or contract or would result in material adverse tax consequences. Such obligations and the related guarantees are secured by a perfected first priority security interest in substantially all tangible and intangible assets and capital stock owned by the Borrower or by any guarantor, in each case, subject to permitted liens and certain customary exceptions.

A copy of the Amendment, including the Amended Credit Agreement attached as Exhibit A thereto, is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Amendment and Amended Credit Agreement is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with the Amendment, BrightSpring issued a press release on December 11, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Amendment No. 9, dated as of December 11, 2024, by and among Phoenix Intermediate Holdings Inc., Phoenix Guarantor Inc., the several lenders from time to time parties thereto and Morgan Stanley Senior Funding Inc. as administrative agent and collateral agent to the First Lien Credit Agreement, dated as of March 5, 2019, by and among Phoenix Intermediate Holdings Inc., Phoenix Guarantor Inc., the lenders party thereto, and Morgan Stanley Senior Funding, Inc. (with amended First Lien Credit Agreement attached as Exhibit A).

99.1	Press Release of BrightSpring Health Services, Inc., dated December 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	December 11, 2024	By:	/s/ Jennifer Phipps
		Name: Title:	Jennifer Phipps Chief Accounting Officer